UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

Exodus Movement, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-42047	81-3548560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15418 Weir St. #333
Omaha, Nebraska		68137
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 992-2566

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	EXOD	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

Exodus Movement, Inc. will hold our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on Friday, May 1, 2026. We will publish additional details regarding the exact time, location, and matters to be voted on at the Annual Meeting in the proxy statement for the Annual Meeting.

Deadline for Rule 14a-8 Shareholder Proposals

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders who wish to submit proposals for inclusion in the proxy statement for the Annual Meeting must send such proposals to our Corporate Secretary at 15418 Weir St., #333, Omaha, Nebraska 68137 no later than the close of business on February 27, 2026. Any proposal received after such date will be considered untimely. Such proposals must be received by us a reasonable time before we begin to print and mail our proxy materials and must comply with Rule 14a-8 of the Exchange Act. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

Deadline for Advance Notice Proposals or Nominations

On December 8, 2025, the Board adopted an amendment and restatement of our Bylaws, effective as of such date, as described in our Current Report on Form 8-K filed on December 10, 2025. As set forth in our Bylaws, if a shareholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the Annual Meeting, the shareholder’s notice must be received by our Corporate Secretary at 15418 Weir St., #333, Omaha, Nebraska 68137 no earlier than 8:00 a.m. Central Time on the 120th day and no later than 5:00 p.m. Central Time on the 90th day before the first anniversary of the prior year’s annual meeting; provided, however, if no annual meeting of shareholders was held in the preceding year, the shareholder’s notice must be delivered not earlier than the 8:00 a.m. Central Time on the 120th day prior to such annual meeting and not later than the 5:00 p.m. Central Time on the 10th day following the date on which the first public announcement of the date of such annual meeting is made by the Company. Therefore, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no later than the close of business on February 23, 2026. Any such director nomination or shareholder proposal must be a proper matter for shareholder action and must comply with the terms and conditions set forth in our Bylaws. If a shareholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Further, to comply with the universal proxy rules, if a shareholder intends to solicit proxies in support of director nominees submitted under these advance notice provisions, then our Corporate Secretary must receive proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act at 15418 Weir St., #333, Omaha, Nebraska 68137 by March 2, 2026, which is 60 calendar days prior to the date of the Annual Meeting. The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws.

Any shareholder proposal or director nomination must also comply with the requirements of Texas law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXODUS MOVEMENT, INC.

Date:	February 13, 2026	By:	/s/ James Gernetzke
James Gernetzke, Chief Financial Officer